Group Variable Annuity Contracts

Separate Account Eleven

Standard (Series II)

Hartford Life Insurance Company

File No. 333-72042

Supplement Dated July 18, 2007 to the Prospectus Dated May 1, 2007

Supplement Dated July 18, 2007 to your Prospectus

HARTFORD INTERNATIONAL CAPITAL APPRECIATION HLS FUND:

Effective July 27, 2007, Hartford International Capital Appreciation HLS Fund’s name will change to Hartford International Growth HLS Fund.  As a result, all references in the prospectus to “Hartford International Capital Appreciation HLS Fund” are deleted and replaced with “Hartford International Growth HLS Fund”.

This supplement should be retained with the prospectus for future reference.